WADDELL & REED ADVISORS FUNDS

Supplement dated September 5, 2006
to
Waddell & Reed Advisors Equity Funds Prospectus dated October 31, 2005 and supplemented
January 4, 2006, February 17, 2006, June 9, 2006, July 12, 2006 and July 25, 2006

The following supplements the information regarding permissible exclusions to the redemption fees in the section entitled "Redemption Fee/Exchange Fee."

Additionally, a Fund's redemption fee will not be assessed for any transaction (redemption or exchange) of $5,000 or less (that correspondingly would result in an assessment of a fee equal to or less than $100.00).

The following replaces the sentence on page 43 regarding investment in foreign securities for Waddell & Reed Advisors Retirement Shares in the section for the Fund entitled "Principal Strategies."

The Fund may invest up to 25% of its net assets in foreign securities.

The following replaces the sentence on page 48 regarding investment in foreign securities for Waddell & Reed Advisors Science and Technology Fund in the section for the Fund entitled "Principal Strategies."

The Fund may invest in companies of any size, and may invest without limitation in foreign securities.

The following replaces the sentence on page 84 regarding investment in foreign securities for Waddell & Reed Advisors Small Cap Fund in the section entitled "Additional Information about Principal Investment Strategies, Other Investments and Risks."

The Fund may invest up to 20% of its net assets in foreign securities.